UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive
New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Overpayment in the Redemption of the First Extension Redeeming Stockholders and Correction for the Overpayment Amount

On August 17, 2023, FutureTech II Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “First Extension Meeting”). In connection with the First Extension Meeting, as set forth in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2023, the holders of 5,943,650 shares of the Company’s Class A common stock (the “Public Shares”) properly exercised their right to redeem (the “First Extension Redeeming Stockholders”) such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”).

On August 22, 2023, a redemption payment was made by Continental Stock Transfer & Trust Company (“CST”), as trustee of the Trust Account, to the First Extension Redeeming Stockholders at a rate of approximately $10.81 per share (the “First Redemption Payment”). It was later determined that the Company did not withdraw all of the interest from the Trust Account that it was allowed to withdraw to cover income and franchise taxes and, therefore, the First Redemption Payment should have been approximately $10.74 per share. This meant that the First Extension Redeeming Stockholders were overpaid in the amount of approximately $0.07 per share (the “First Extension Overpayment Amount”).

The First Extension Redeeming Stockholders are in the process of being notified of this situation and are being instructed to return the First Extension Overpayment Amount to CST. Anyone with questions about the contents of this report, can reach out to CST at spacredemptions@continentalstock.com.

Overpayment in the Redemption of the Second Extension Redeeming Stockholders and Correction for the Overpayment Amount

On February 14, 2024, the Company held a special of stockholders (the “Second Extension Meeting”). In connection with the Second Extension Meeting, as set forth in the Company’s Report on Form 8-K filed with the SEC on February 14, 2024, the holders of 3,236,915 shares of the Public Shares properly exercised their right to redeem (the “Second Extension Redeeming Stockholders”) such shares for a pro rata portion of the Trust Account.

On February 22, 2024, a redemption payment was made by CST, as trustee of the Trust Account, to the Second Extension Redeeming Stockholders at a rate of approximately $11.21 per share (the “Second Redemption Payment”). It was later determined that the Company did not withdraw all of the interest from the Trust Account that it was allowed to withdraw to cover income and franchise taxes and, therefore, the Second Redemption Payment needs to be recalculated (the “Second Extension Overpayment Amount”). The Company is working diligently to determine the Second Extension Overpayment Amount and plans to announce it as soon as such amount is determined. When determining the Second Extension Overpayment Amount, the Company will take into account an adjustment to the balance in the Trust Account for the First Extension Overpayment Amount as described above.

Third Extension Stockholder Meeting and Per Share Redemption to be Paid to Third Extension Redeeming Stockholders

On November 18, 2024, the Company held another special meeting of stockholders (the “Third Extension Meeting”). At the Third Extension Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate its initial business combination from November 18. 2024 to August 18, 2025 (or such earlier date as determined by the Company’s board of directors). In connection with the Third Extension Meeting, stockholders holding 1,564,549 Public Shares properly exercised their right to redeem (the “Third Extension Redeeming Stockholders”) such shares for a pro rata portion of the funds in the Company’s Trust Account.

The Company is taking into account an adjustment to the balance in the Trust Account for the First Extension Overpayment Amount and the Second Extension Overpayment Amount as described above and an additional tax withdrawal from the Trust Account for taxes payable since the First Extension Meeting, and is working diligently to determine the per share redemption payment to be paid to the Third Extension Redeeming Stockholders who properly submitted for redemption (the “Third Redemption Payment”). The Company intends to determine and disclose the Third Redemption Payment as soon as it has completed restating its financial statements for the Affected Period as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2024.

Cautionary Note Regarding Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the expected restatements of the financial statements of the Affected Periods and the Company’s plans to recalculate and announce redemption price. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, these risks and uncertainties include, but are not limited to, the discovery of additional information relevant to the financial statements and redemption price and changes in the Company’s efforts to complete the restatements of financial statements and recalculation of redemption price. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: January 8, 2025	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer